Page 1 of 4 SEPARATION AGREEMENT This Separation Agreement (this "Agreement") is made and entered into on July 28, 2025, by and between SADOT GROUP INC., a Nevada corporation (the "Company"), and JENNIFER BLACK (the "Executive"). RECITALS WHEREAS, Executive has been employed by the Company as Chief Financial Officer under an Executive Employment Agreement dated February 10, 2025 (the "Employment Agreement"); and WHEREAS, the Company and Executive have mutually agreed that Executive's employment shall terminate effective as of the Effective Date; and WHEREAS, in consideration for Executive's agreement to provide consulting services, execute a comprehensive release, and comply with continuing obligations, Company agrees to provide certain separation benefits; NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the Parties agree: 1. EFFECTIVE DATE AND MUTUAL TERMINATION 1.1 Effective Date. The Parties agree that this Agreement shall take effect from August 1, 2025 (the "Effective Date"). 1.2 Mutual Termination. Executive's employment terminates on the Effective Date by mutual agreement of the Parties. Executive acknowledges this termination does not constitute an Involuntary Termination under the Employment Agreement. Upon termination, Executive will receive payment for all accrued but unused holiday pay, personal days, and reimbursement for all outstanding business expenses in accordance with company policy and applicable law. Such payments shall be made with Executive's final payroll. 1.3 Separation Benefits. In consideration for Executive's execution of this Agreement and the valuable consideration provided hereunder, Company voluntarily agrees to provide the separation benefits set forth in Schedule A attached hereto and incorporated herein by reference. Company voluntarily agrees to provide the separation benefits set forth in Schedule A attached hereto and incorporated herein by reference. 2. CONSULTING ARRANGEMENT 2.1 Consulting Services. In partial consideration for the separation benefits provided above, Executive agrees to provide transition and consulting services for sixty (60) days for nominal consideration of $1.00, including knowledge transfer regarding audits, SEC/NASDAQ matters, accounting procedures, and such other matters as reasonably requested. 2.2 Separate Consulting Agreement. The consulting services described in Section 2.1 shall be governed by a separate consulting agreement to be executed by the Parties within ten (10) days of the Effective Date, which shall set forth the specific scope of services, deliverables, reporting requirements, and other terms applicable to the consulting relationship. 2.3 As additional consideration for Executive's comprehensive obligations hereunder, all unvested Restricted Stock Awards shall become fully vested as of the Effective Date. All unvested stock options shall be forfeited as of the Effective Date. . 2.4 Independent Contractor. Executive shall serve as independent contractor during consulting period, responsible for own taxes and not entitled to employee benefits. This independent contractor status applies solely to the consulting services and does not affect Executive's entitlement to COBRA continuation coverage as specified in Schedule A. Docusign Envelope ID: F551D17B-1D4E-4C8B-B26C-10C3CB83B3DD

Page 2 of 4 3. COMPREHENSIVE RELEASE 3.1 General Release. Provided Company fully complies with all of its obligations hereunder. Executive, for herself and her heirs, successors and assigns, hereby releases and forever discharges Company, its affiliates, subsidiaries, predecessors, successors, assigns, officers, directors, employees, agents, representatives, shareholders, and any entities controlled by or under common control with Company (collectively "Released Parties") from any and all claims, demands, actions, causes of action, suits, damages, liabilities, costs, expenses, and compensation of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or liquidated, which Executive ever had, now has, or may have against Released Parties arising out of or relating to: (a) Executive's employment with Company or termination thereof; (b) any alleged violation of employment laws, discrimination laws, wage and hour laws, or any other federal, state or local laws; (c) any alleged breach of contract, wrongful termination, or tortious conduct; (d) any claims for attorneys' fees or costs; and (e) any other claims arising up to and including the Effective Date. Executive acknowledges that the separation benefits provided hereunder constitute valuable consideration in exchange for this comprehensive release. 3.2 Excluded Claims. This release excludes: (a) claims for benefits under this Agreement; (b) rights to indemnification; (c) claims that cannot be released by law; (d) rights to workers' compensation or unemployment benefits; and (e) claims arising after the Effective Date, and (f) claims arising from the promises made by Company hereunder. 4. EXECUTIVE COVENANTS 4.1 Continuing Obligations. Executive's obligations under the Confidentiality Agreement) and non-competition agreement (where one was executed) continue in full force. 4.2 Non-Disparagement. Executive agrees not to make any disparaging statements about Company, its business, products, services, management, or personnel to any third parties, including but not limited to competitors, customers, suppliers, investors, media, or former or current employees. 4.3 Cooperation. Executive agrees to reasonably cooperate with Company in any litigation, regulatory proceeding, or internal investigation involving matters within Executive's knowledge during employment. 4.4 Return of Property. Executive represents that she has returned all Company property, documents, records, equipment, and confidential information , except for such equipment and materials as may be specifically designated for use during the consulting period, which shall be returned upon completion of consulting services. 5. MISCELLANEOUS 5.1 Governing Law; Arbitration. This Agreement shall be governed by Texas law without regard to conflicts principles. Any disputes shall be resolved by binding arbitration in Fort Worth, Texas under American Arbitration Association rules, with Company bearing arbitration costs unless Executive's claims are found frivolous. 5.2 Superseding Effect. This Agreement supersedes and replaces the Employment Agreement and all other agreements between the Parties except confidentiality and non-competition agreements which remain in effect. 5.3 Consideration Period. Executive acknowledges having twenty-one (21) days to consider this Agreement and seven (7) days after execution to revoke it. 5.4 Severability. Invalid provisions shall not affect validity of remainder. This Agreement may only be amended in writing signed by both Parties. 5.5 Section 409A Compliance. Payments hereunder are intended to comply with Section 409A of the Internal Revenue Code or qualify for exemption therefrom. Docusign Envelope ID: F551D17B-1D4E-4C8B-B26C-10C3CB83B3DD

Page 3 of 4 5.6 Company agrees to fully indemnify, defend, and hold Executive harmless from any and all claims, demands, causes of action, damages and rights of recovery of any type or description which may be asserted against Executive arising out of Executive’s actions while employed by Company. 5.7 Company agrees to provide insurance protection to Executive for D&O and E&O coverage for the five-year period following the execution by Executive of this Agreement. 5.8 Should the Company default or fail to comply with any of its obligations hereunder, the company shall, upon demand by Executive, cure the default or violation of its obligations hereunder within 30 days after demand is made by Executive, and if Company shall not cure the default or obligations hereunder, then all future amounts owed to Executive hereunder shall be immediately due and payable. [SIGNATURE PAGE FOLLOWS] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above. SADOT GROUP INC. By: Haggai Ravid Title: Chief Executive Officer Date: EXECUTIVE Jennifer Black Date: Docusign Envelope ID: F551D17B-1D4E-4C8B-B26C-10C3CB83B3DD 7/28/2025 7/28/2025

Page 4 of 4 SCHEDULE A - SEPARATION BENEFITS Item Description 1 Severance of $350,000 shall begin the date the agreement is signed by the Executive and shall be payable over the succeeding 12 months period, paid bi-weekly through payroll 2 COBRA benefits equivalent to the same plan the Executive currently has will be paid directly to the insurance company by the employer through payroll. 3 Past due bonus of $207,159.11 shall be paid over a five-year period beginning 12 months following the Executive’s execution of this agreement unless the Company is sold, involved in a reverse merger or sale of the assets / capital raise equal to more than $7,000,000; in which case, all remaining amounts due under this agreement shall be payable in full. 4 Full vesting of all unvested restricted stock awards on the date the agreement is signed by the Executive Docusign Envelope ID: F551D17B-1D4E-4C8B-B26C-10C3CB83B3DD